Exhibit 10.1

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 9, 2017, is executed by and among Apogee Enterprises, Inc. (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent, for the Lenders (the “Administrative Agent”), Swingline Lender and Issuing Lender.

BACKGROUND

A. The Borrower, the lenders party thereto (“Lenders”), the Administrative Agent and the other named agents are party to that certain Second Amended and Restated Credit Agreement dated as of November 2, 2016 (the “Credit Agreement”).

B. The parties wish to amend the Credit Agreement to increase the Incremental Loan Commitments and thereupon increase the Revolving Credit Commitments and as otherwise provided herein.

C. The Borrower, the Administrative Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Increase in Aggregate Incremental Loan Commitments and Aggregate Revolving Credit Commitments. Upon (x) the effectiveness of this Amendment, the aggregate Incremental Loan Commitments shall be increased from $100,000,000 to $160,000,000 and (y) the effectiveness of this Amendment and the satisfaction of the conditions set forth in Section 4.13 of the Credit Agreement (other than the requirements that an increase notice be delivered, that such notice specify an Increased Amount Date that is not less than 30 days after the date on which such notice is delivered to the Administrative Agent and that the Incremental Loan Commitments be effected pursuant to one or more Joinder Agreements), the aggregate Revolving Credit Commitment shall be increased from $175,000,000 to $335,000,000, with the Revolving Credit Commitments to be held among the Revolving Credit Lenders as set forth on Schedule 1.2 to the Credit Agreement, as amended hereby in the form attached hereto as Exhibit A, and with such increase to be effected solely through an exercise of the Incremental Loan Commitments available to the Borrower pursuant to Section 4.13 of the Credit Agreement.

Section 3. Amendments to the Credit Agreement. As of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

    3.1.    Section 1.1 of the Credit Agreement is hereby amended by restating the defined term “Revolving Credit Commitment” in its entirety as follows:

“Revolving Credit Commitment” shall mean (i) as to any Revolving Credit Lender, the obligation of such Revolving Credit Lender to make Revolving Credit Loans to, and to purchase participations in L/C Obligations and Swingline Loans for the account of, the Borrower hereunder, in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name in Schedule 1.2, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.13) and (ii) as to all Revolving Credit Lenders, the aggregate commitment of all Revolving Credit Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 4.13). The Revolving Credit Commitment of all the Revolving Credit Lenders as of June 9, 2017 shall be $335,000,000.

    3.2.    Section 4.13 of the Credit Agreement is hereby amended by deleting the reference in clause (a) thereof to “$100,000,000” and replacing it with a reference to “$160,000,000”.

    3.3.    Section 8.3 of the Credit Agreement is hereby amended by deleting the reference in clause (g) thereof to “$20,000,000” and replacing it with a reference to “$40,000,000”.

    3.4.    Schedule 1.2 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.

Section 4. Representations and Warranties. To induce the Administrative Agent and the undersigned Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and such Lenders as follows:

    4.1.    the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Borrower, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

    4.2.    each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided, that if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

    4.3.    no Event of Default or Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

Section 5. Effectiveness. This Amendment shall become effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “Amendment Effective Date”):

    5.1.    Amendment. Administrative Agent shall have received counterparts of this Amendment signed by the Administrative Agent, the Borrower and Required Lenders.

    5.2.    Revolving Credit Notes. The Borrower shall have executed and delivered to Administrative Agent an updated Revolving Credit Note in favor of each Revolving Credit Lender requesting an updated Revolving Credit Note.

    5.3.    Reaffirmation Agreement. The Borrower and the Subsidiary Guarantors shall have executed and delivered to Administrative Agent a Reaffirmation Agreement.

    5.4.    Legal Opinion. A favorable opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, this Amendment, the Loan Documents and such other matters as the Administrative Agent shall reasonably request and which opinion shall permit reliance by successors and permitted assigns of each of the Administrative Agent and the Lenders.

    5.5.    Secretary’s Certificate. Administrative Agent shall have received from Borrower (i) its charter (or similar formation document) (or a certification by its secretary or assistant secretary that there have been no changes to its charter (or similar formation document) since delivery thereof to Administrative Agent on the Restatement Closing Date), (ii) a good standing certificate from its state of organization, (iii) its bylaws or similar formation document (or a certification from its secretary or assistant secretary that as of the date of such certificate there has been no change to its bylaws since delivery thereof to Administrative Agent on the Restatement Closing Date), (iv) resolutions of its board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment, and (v) signature and incumbency certificates of its officers executing this Amendment, all certified by its secretary or an assistant secretary as being in full force and effect without modification.

    5.6.    Payment of Fees. The Borrower shall have paid to the Administrative Agent, the Lenders and the Lead Arranger, as applicable, all fees due and payable on the Amendment Effective Date.

Section 6. Reference to and Effect Upon the Credit Agreement.

    6.1.    Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    6.2.    Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other

Loan Document. Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and each other Loan Document.

Section 7. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 8. Enforceability and Severability. Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

Section 10. Costs and Expenses. The Borrower hereby affirms its obligation under Section 11.3 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Administrative Agent with respect thereto.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

BORROWER:

APOGEE ENTERPRISES, INC., as Borrower

By:	/s/ Gary R. Johnson

Name: Gary R. Johnson

Title: Vice President and Treasurer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

By:	/s/ Kara Treiber

Name: Kara Treiber

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, Issuing Lender and a Lender

By:	/s/ Mila Yakovlev

Name: Mila Yakovlev

Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

BMO HARRIS BANK, NA, as a Lender

By:	/s/ Philip Sanfilippo

Name: Philip Sanfilippo

Title: Vice President

COMERICA BANK, as a Lender

By:	/s/ Brandon Kotcher

Name: Brandon Kotcher

Title: Relationship Manager

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Molly Drennan

Name: Molly Drennan

Title: Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement]

EXHIBIT A

Schedule 1.2

Revolving Credit Commitments

Lender	Revolving Credit Commitment
Wells Fargo Bank, National Association	$92,500,000
U.S. Bank National Association	$92,500,000
BMO Harris Bank, NA	$80,000,000
Comerica Bank	$40,000,000
The Northern Trust Company	$30,000,000
$335,000,000